UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2019

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY		14209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 882-8000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 3, 2019, Computer Task Group PSF S.A. (“CTG Luxembourg”), a wholly-owned Luxembourg subsidiary of Computer Task Group, Incorporated (the “Company”), entered into a Share Purchase Agreement (the “Agreement”) with Mr. Hamid Kaddour and Karp-Kneip Participations S.A., a public limited liability company incorporated under the laws of the Grand Duchy of Luxembourg (“Sellers”), pursuant to which CTG Luxembourg simultaneously acquired all of the issued and outstanding shares of Tech-IT S.A. (the “Acquisition”) for an aggregate purchase price of approximately € 9 million (or approximately $10.3 million, based on a EUR into USD exchange rate of 1.14) in cash. The Company funded the Acquisition using cash on hand and borrowings under the Credit and Security Agreement among the Company as Borrower, Key Bank National Association as Administrative Agent, Swing Line Lender and Issuing Lender and KeyBanc Capital Markets Inc. as Lead Arranger and Sole Book Runner as previously described in the Company’s Report on Form 8-K file with the Securities and Exchange Commission on December 26, 2017. The sale and purchase of the shares is conditional on the fulfilment of the unconditional approval of the Commission de Surveillance du Secteur Financier (“CSSF”) of the sale and purchase of the shares and the unconditional acceptance of CTG Luxembourg by the CSSF as the new shareholder of Tech-IT S.A.

The Agreement contains customary representations, warranties and covenants of CTG Luxembourg and Sellers.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On January 3, 2019, the Company issued a press release to announce the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

2.1	Share Purchase Agreement, dated as of January 3, 2019, by and between Computer Task Group PSF S.A. and Mr. Hamid Kaddour and Karp-Kneip Participations S.A.

99.1	Press Release, dated January 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: January 3, 2019	By:	/s/ Peter P. Radetich
Peter P. Radetich
Senior Vice President, General Counsel & Secretary